UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2023

MariaDB plc

(Exact name of registrant as specified in its charter)

Ireland	001-41571	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Veterans Blvd

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(855) 562-7423

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	MRDB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MRDBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, on October 17, 2023, MariaDB plc, an Irish public limited corporation (the “Company”), notified the New York Stock Exchange (“NYSE”) that the Company is deficient in meeting the requirement under Section 303A.07(a) of the NYSE’s Listed Company Manual (the “Manual”), which requires NYSE audit committees to be comprised of at least three independent directors. On October 20, 2023, the Company further notified the NYSE that it was deficient with respect to Section 303A.01 of the Manual.

On October 23, 2023, the Company received written notice (the “Notice”) from the NYSE that the Company was not in compliance with the corporate governance listing standards set forth in Section 303A.01 and 303A.07(a) of the Manual because the Company does not have a majority of independent directors and does not have three independent members on the audit committee. If the Company does not cure the deficiencies by October 30, 2023, a below compliance (“BC”) indicator will be disseminated over the consolidated tape and displayed on the Company’s NYSE profile starting November 1, 2023. Such indicator and website references will be removed when the Company regains compliance with all NYSE quantitative and corporate governance listing standards. The Company is currently considering its next steps regarding compliance.

As previously disclosed in the Company’s Current Report on Form 8-K filed on September 22, 2023, the Company received written notice from the NYSE on September 19, 2023 that it was not in compliance with Section 802.01B of the Manual because the average global market capitalization of the Company over a consecutive 30 trading-day period was less than $50 million and, at the same time, the Company’s last reported stockholders’ equity was less than $50 million. In connection with the September notice, the Company intends to submit a plan to return to compliance with the NYSE continued listing standard with respect to the deficiency under Section 802.01B within 45 days of the September notice. As previously disclosed in the Company’s Current Report on Form 8-K filed on June 30, 2023, the Company also received written notice from the NYSE on June 28, 2023 that it was not in compliance with Section 802.01C of the Manual because the average closing price of the Company’s ordinary shares was less than $1.00 over a consecutive 30 trading-day period. In connection with the June notice, the Company notified the NYSE that it intends to cure the stock price deficiency and to return to compliance with the NYSE continued listing standard with respect to the deficiency under Section 802.01C. The Company is currently within the six-month cure period for this deficiency following receipt of the June notice.

Item 8.01.	Other Events.

Proposals and Director Nominations for the 2024 Annual Meeting of Members

The Company is expected to hold its 2024 annual meeting of members (the “2024 Annual Meeting”) on March 12, 2024. Further details about the 2024 Annual Meeting, including the time and location, will be set forth in the Company’s proxy statement when filed.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders of the Company may present proposals for inclusion in the Company’s proxy statement for the 2024 Annual Meeting by submitting their proposals to the Company a reasonable time before it begins to print and send its proxy materials. MariaDB has set November 10, 2023 as the deadline for receipt of shareholder proposals for inclusion in the Company’s proxy statement pursuant to Rule 14a-8.

For any director nominations and shareholder proposals to be properly brought before the 2024 Annual Meeting, shareholders must deliver to the Company Secretary their nominations and proposals pursuant to the Amended Memorandum and Articles of Association of MariaDB (the “Amended Memorandum and Articles of Association”). To be timely, notice by a shareholder of any such nomination or proposal must have been provided not earlier than the open of business on December 13, 2023 and not later than the close of business on January 12, 2024 and must otherwise comply with the applicable requirements in the Amended Memorandum and Articles of Association.

All proposals by shareholders and notices of nominations and other general business should be sent to: MariaDB, 699 Veterans Blvd, Redwood City, CA 94063, Attention: Company Secretary.

Forward-Looking Statements

Certain statements in this periodic report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events and actions, such as “will,” “intend,” “plan,” and “may,” and variations of such words, and similar expressions and future-looking language identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this periodic report include statements regarding our continued listing of securities on the NYSE and related actions and events. Forward-looking statements are not guarantees of future events and actions, which may vary materially from those expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company or its management or board or third parties (including the NYSE), including those beyond the Company’s control. Such differences and uncertainties and related risks include, but are not limited to, the possibility that our securities may be suspended or delisted from the NYSE, the possibility that the Company may not file a plan with the NYSE that is acceptable, even if the NYSE accepts the Company’s plan there may be negative effects due to actions taken pursuant to the plan on the market price of Company securities and the Company in general, and there may potentially be significant related costs to structuring and implementing the plan. The foregoing list of differences and risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect the continued listing of Company securities on NYSE and related actions and events, please review “Risk Factors” described in the Company’s filings and records filed with the United States Securities and Exchange Commission. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MariaDB plc
Dated: October 27, 2023
	By:	/s/ Paul O’Brien
Paul O’Brien
Chief Executive Officer

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